Subsequent Events	12 Months Ended
Aug. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
27.	SUBSEQUENT EVENTS

Acquisition

In December, 2018, the Company completed the acquisition of Chengdu Yinzhe Education and Technology Co., Ltd. (“Yinzhe”), for an aggregate purchase price of RMB 202,500. Yinzhe is primarily engaged in offering online career and education mentoring services to overseas Chinese students. The preliminary purchase price allocation has not been determined as of the issuance of the financial statements.

In December, 2018, the Company completed the acquisition of Bournemouth Collegiate School (“BCS”), for an aggregate purchase price of GBP 10,000 (approximately RMB 88,854). BCS is a co-educational independent day and boarding school based on two sites in Poole and Bournemouth. The preliminary purchase price allocation has not been determined as of the issuance of the financial statements.

In October 2018, the Company also entered into an agreement to acquire an 85% equity interest in a company managing a chain of eight kindergartens in Shandong province for a total consideration of RMB 70,500. The transaction has not been completed as of the issuance of the financial statements.

Others

In September 2018, the Company entered into a partnership agreement with third-parties to establish an investment fund under which the Company agreed to invest a total of RMB 999,800 in promoting the establishment and operations of K12 education centers, bilingual schools and international schools. As of the issuance of financial statements, the Company have invested approximately RMB 100,000 pursuant to the partnership agreement.